EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Learning Corporation (the "Company") on Form 10-Q for the period ending June 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), Rick Alder, the Company’s Principal Financial Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

August 19, 2015	/s/ Rick Alder
Rick Alder
Controller
(Principal Accounting Officer)